SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 March 15, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-16619                 73-1612389
 ------------------------   ------------------------    -------------------
 (State of Incorporation)   (Commission File Number)       (IRS Employer
                                                         Identification No.)



                 Kerr-McGee Center
              Oklahoma City, Oklahoma                    73125
     ----------------------------------------          ----------
     (Address of principal executive offices)          (Zip Code)



                         (405) 270-1313
                 -------------------------------
                 (Registrant's telephone number)





Item 9.   Regulation FD Disclosure
               On March 15, 2002, Kerr-McGee Corporation issued a News Release announcing an increase to the company's oil and gas capital budget by hedging a portion of 2002 production. A copy of the News Release is being furnished herewith on Schedule A, attached hereto and incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KERR-MCGEE CORPORATION


                                    By:     (J. Michael Rauh)
                                            -----------------------------
                                            J. Michael Rauh
                                            Vice President and Controller

Dated: March 15, 2002